Exhibit 10.62

AMENDMENT NO. 2

TO THIRD AMENDED AND RESTATED LOAN AGREEMENT

This Amendment No. 2 to Third Amended and Restated Loan Agreement (“Amendment”) dated as of March 28, 2008 is made with reference to the Third Amended and Restated Loan Agreement, dated as of February 28, 2006 (as previously amended by an Amendment No. 1 dated as of November 13, 2007, the “Loan Agreement”), among Eldorado Resorts LLC, a Nevada limited liability company (the “Borrower”), the Banks referred to therein, and Bank of America, N.A., as Administrative Agent. Capitalized terms used in this Amendment but not defined herein are used with the meanings set forth for those terms in the Loan Agreement as the same is amended hereby. This Amendment is entered into with reference to the following facts:

RECITALS

A. Borrower has requested that the Banks amend the Fixed Charge Ratio set forth in Section 6.16 of the Loan Agreement in the manner set forth herein in respect of its Fiscal Quarters ended December 31, 2007 through June 30, 2008.

B. The Required Lenders are willing to amend the Fixed Charge Ratio in the manner set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants and benefits contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the Borrower, the Administrative Agent and the Banks hereby agree as follows:

2. Section 6.16 – Fixed Charge Ratio. Section 6.16 of the Loan Agreement is hereby amended to read in full as follows:

“6.16 Fixed Charge Ratio. Permit the Fixed Charge Ratio:

(a) as of the last day of the Fiscal Quarters ending December 31, 2007, March 31, 2008 and June 30, 2008, to be less than 1.00:1.00; and

(b) as of the last day of any later Fiscal Quarter, to be less than 1.25 to 1.00.”

3. Conditions Precedent. The effectiveness of this Amendment shall be subject to the following conditions precedent:

(a) the Administrative Agent shall have received a consent to this Amendment executed by Eldorado Capital Corp. in the form of Exhibit A;

(b) the Administrative Agent shall have received written consents to this Amendment from the Majority Banks, substantially in the form of Exhibit B; and

(c) the Administrative Agent shall have received a fee of $10,000 for the account of each Lender executing this Amendment prior to 5:00 p.m., Pacific time, on the date which is announced to the Banks via the Intralinks system.

4. Representation. Borrower hereby represents and warrants to the Administrative Agent and the Banks that (a) no Default or Event of Default has occurred under the Loan Agreement and remains continuing, (b) the representations and warranties in the Loan Agreement are true as of the date of this Amendment (except to the extent such representations and warranties expressly refer to an earlier date, in which case they shall be true and correct as of such earlier date), (c) this Amendment is within the Borrower’s powers, has been duly authorized, and does not conflict with the Borrower’s organizational papers, and (d) this Amendment does not conflict with any law, agreement or obligation by which the Borrower is bound.

5. Counterparts. This Amendment may be executed in as many counterparts as necessary or convenient, and by the different parties on separate counterparts each of which, when so executed, shall be deemed an original but all such counterparts shall constitute but one and the same agreement.

6. Confirmation. In all other respects, the terms of the Loan Agreement and the Loan Documents executed in connection therewith are hereby confirmed.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above by their duly authorized representatives.

ELDORADO RESORTS LLC, a Nevada limited liability company

By:	/s/ Robert Jones
Name:	Robert Jones
Title:	CFO

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Maurice Washington
Name:	Maurice Washington
Title:	Vice President

Exhibit A

CONSENT OF GUARANTOR

Reference is hereby made to the Third Amended and Restated Loan Agreement (as heretofore amended, the “Loan Agreement”), dated as of February 28, 2006, among Eldorado Resorts LLC, the lenders referred to therein, and Bank of America, N.A., as Administrative Agent. By executing this Consent of Guarantor, Eldorado Capital Corp., a Nevada corporation, consents to the execution, delivery and performance of Amendment No. 2 to Third Amended and Restated Loan Agreement dated as of the date hereof, and acknowledges that its guaranty of the obligation under the Loan Agreement remains in full force and effect.

Dated March 26, 2008

ELDORADO CAPITAL CORP., a Nevada corporation

By:	/s/ Gene Carano
Name:	Gene Carano
Title:	Treasurer

Exhibit B

CONSENT

Reference is hereby made to the Third Amended and Restated Loan Agreement (the “Loan Agreement”), dated as of February 28, 2006, among Eldorado Resorts LLC, the lenders referred to therein, and Bank of America, N.A., as Administrative Agent. By executing this Consent, the undersigned consents to the execution, delivery and performance of Amendment No. 2 to Third Amended and Restated Loan Agreement substantially in the form presented to the undersigned as a draft.

Dated March __, 2008

Bank of America, N.A.

By:	/s/ Justin Lien
Name:	Justin Lien
Title:	Senior Vice President

Please submit this Consent of Lender by email or fax to:

William M. Scott IV

Sheppard, Mullin, Richter & Hampton LLP

333 South Hope Street, 48th Floor

Los Angeles, California, 90071

bscott@sheppardmullin.com

Telecopier: (213) 443-2717

Telephone: (213) 617-4276

Receipt of email submissions will be confirmed.

No original signatures are required to be submitted.

Exhibit B

CONSENT

Reference is hereby made to the Third Amended and Restated Loan Agreement (the “Loan Agreement”), dated as of February 28, 2006, among Eldorado Resorts LLC, the lenders referred to therein, and Bank of America, N.A., as Administrative Agent. By executing this Consent, the undersigned consents to the execution, delivery and performance of Amendment No. 2 to Third Amended and Restated Loan Agreement substantially in the form presented to the undersigned as a draft.

Dated March __, 2008

U.S. BANK N.A.

By:	/s/ Nick Butler
Name:	Nick Butler
Title:	Vice President

Please submit this Consent of Lender by email or fax to:

William M. Scott IV

Sheppard, Mullin, Richter & Hampton LLP

333 South Hope Street, 48th Floor

Los Angeles, California, 90071

bscott@sheppardmullin.com

Telecopier: (213) 443-2717

Telephone: (213) 617-4276

Receipt of email submissions will be confirmed.

No original signatures are required to be submitted.

Exhibit B

CONSENT

Reference is hereby made to the Third Amended and Restated Loan Agreement (the “Loan Agreement”), dated as of February 28, 2006, among Eldorado Resorts LLC, the lenders referred to therein, and Bank of America, N.A., as Administrative Agent. By executing this Consent, the undersigned consents to the execution, delivery and performance of Amendment No. 2 to Third Amended and Restated Loan Agreement substantially in the form presented to the undersigned as a draft.

Dated March 25, 2008

CAPITAL ONE N.A.

By:	/s/ Jennifer Elliott
Name:	Jennifer Elliott
Title:	Vice President

Please submit this Consent of Lender by email or fax to:

William M. Scott IV

Sheppard, Mullin, Richter & Hampton LLP

333 South Hope Street, 48th Floor

Los Angeles, California, 90071

bscott@sheppardmullin.com

Telecopier: (213) 443-2717

Telephone: (213) 617-4276

Receipt of email submissions will be confirmed.

No original signatures are required to be submitted.